REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of May 18, 1999, by and among Metromedia International Group, Inc., a Delaware corporation (the "Parent"), News America Incorporated, a Delaware corporation, and News PLD LLC, a Delaware limited liability company (each, an "Investor," and collectively the "Investors").

         WHEREAS, the Investors own shares of common stock, par value $.01 per share (the "Company Shares"), of PLD Telekom, Inc., a Delaware corporation (the "Company");

         WHEREAS, in connection with the Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), by and among the Parent, the Company, and Moscow Communications, Inc., a Delaware corporation and wholly owned subsidiary of the Parent ("Merger Sub"), Merger Sub will be merged with and into the Company and the Company Shares will be converted into shares of Common Stock (as defined below); and

         WHEREAS, in connection with the execution of the Merger Agreement, the Buyer, the Shareholders and, for the purposes of Section 5.5 thereto only, Metromedia Company, a Delaware general partnership, entered into a Voting Agreement, dated as of the date hereof (the "Voting Agreement"); and

         WHEREAS, this Agreement is entered into pursuant to Section 5.4 of the Voting Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties thereto, intending to be legally bound hereby, agree as follows:

SECTION 1.  Definitions.

         (a) As used in this Agreement, the following terms shall have the following meanings:

         Affiliate means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.
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         Business Day means any day that is not a Saturday, a Sunday or legal holiday on which banking institutions in the State of New York are not required to be open.

         Capital Stock means, with respect to any person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock issued by such person, including each class of common stock and preferred stock of such person.

         Common Stock means the common stock, par value $1.00 per share, of the Parent issued pursuant to the Merger Agreement, or any other shares of Capital Stock or other securities into which such shares of Common Stock shall be reclassified or changed, including, without limitation, by reason of a merger, consolidation, exchange, reorganization or recapitalization. If the Common Stock has been so reclassified or changed, or if the Parent pays a dividend or makes a distribution on the Common Stock in shares of Capital Stock or other securities, or subdivides (or combines) its outstanding shares of Common Stock into a greater (or smaller) number of shares of Common Stock, a share of Common Stock shall be deemed to be such number of shares of Capital Stock and amount of other securities to which a holder of a share of Common Stock outstanding immediately prior to such change, reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.

         Exchange Act means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         Holder means a person who owns Registrable Securities and is either (i) an Investor or (ii) a person that has agreed to be bound by the terms of this Agreement as if such person were an Investor and is (A) a person to whom an Investor has transferred Registrable Securities in a transaction not involving a public offering, (B) upon the death of any Investor, the executor of the estate of such Investor or such Investor's heirs, devisees, legatees or assigns or (C) upon the disability of any Investor, any guardian or conservator of such Investor.

         person means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Prospectus means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.
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         Registrable Securities means shares of Common Stock of an Investor unless (i) such securities have previously been disposed of by a Holder pursuant to an effective Registration Statement under Section 5 of the Securities Act, or
(ii) at any time hereafter, such securities have become freely transferable without restriction under the Securities Act.

         Registration Statement means any registration statement under the Securities Act including the Prospectus included therein, amendments and supplements to such registration statement, including pre-and post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         SEC means the Securities and Exchange Commission.

         Securities Act means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         Shelf Registration means the registration under the Securities Act of the offering of Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC).

         Shelf Registration Statement means a Registration Statement intended to effect a Shelf Registration.

         underwritten registration or underwritten offering means a registration under the Securities Act in which securities of the Parent are sold to an underwriter for reoffering to the public.

         (b) Capitalized terms not otherwise defined shall have the meanings specified in the Merger Agreement.

SECTION 2A.  Shelf Registration.

                  (a) Promptly after the Registration Statement filed pursuant to Section 5.5 of the Merger Agreement is declared effective, the Parent shall prepare and file with the SEC a Shelf Registration Statement on Form S-3 or such other form for which the Parent then qualifies (the "Shelf Registration"). The Parent shall include in the Shelf Registration all Registrable Securities with respect to which a Holder has, not later than the tenth day prior to the effectiveness of such Shelf Registration Statement, given the Parent written notice of such Holder's intention to sell thereunder. The Parent shall use its reasonable best efforts to cause such Shelf Registration to be declared effective by the SEC not later than six (6) months after the Effective Time. If the Parent receives written notice from a Holder after the date on which such Shelf Registration has become effective that such Holder desires to include additional Registrable Securities in such Shelf Registration Statement, the Parent shall use its reasonable best efforts to so
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include such additional Registrable Securities as promptly as possible, including, if required, filing an additional registration statement, either pursuant to Rule 462(b) under the Securities Act or otherwise.

                  (b) The Parent agrees to use its reasonable best efforts to keep any Shelf Registration Statement filed pursuant to this Section 2 continuously effective and usable for the sale of Registrable Securities until the earlier of (x) the date all the Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or otherwise cease to be Registrable Securities and (y) two years from the date of effectiveness of the Shelf Registration (plus, if applicable, the amount of time which has elapsed during any Delay Periods or Interruption Periods (each as defined below)). Notwithstanding the foregoing, the Parent shall have the right to suspend the use of any Shelf Registration Statement for a period not in excess of 30 days (a "Delay Period") if any executive officer of the Parent determines that in such executive officer's reasonable judgment and good faith (after consultation with outside counsel) the registration and distribution of the Registrable Securities covered or to be covered by such Shelf Registration Statement would materially interfere with any pending financing, acquisition or corporate reorganization or other material transaction that the Parent is not otherwise required to disclose. The Parent will promptly give the Holders written notice of such determination and an approximation of the period of the anticipated delay; provided, however, that the aggregate number of days included in all Delay Periods during any consecutive 12 months shall not exceed the aggregate of (x) 60 days minus (y) the number of days occurring during the Interruption Periods during such consecutive 12 months. Each Holder agrees to cease all disposition efforts under such Shelf Registration Statement with respect to Registrable Securities held by such Holder immediately upon receipt of notice of the beginning of any Delay Period. The Parent shall provide written notice to the Holders of the end of each Delay Period.

                  (c) The Parent shall not include any securities that are not Registrable Securities in any Shelf Registration Statement filed pursuant to this Section 2A without the prior written consent of the Holders of a majority in number of the Registrable Securities covered by such Shelf Registration Statement, such consent not to be unreasonably withheld, conditioned or delayed.

SECTION 2B.  Incidental Registration.

                  (a) If, at any time prior to the effectiveness of the Shelf Registration Statement, the Parent proposes to register any of its securities under the Securities Act (other than by (i) the Registration Statement (as defined in the Merger Agreement) or the Exchange Offer Registration Statement (as defined in the Merger Agreement) or (ii) by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, relating to a stock option plan, stock purchase plan, managing directors' plan, savings or similar plan and other than pursuant to Section 2A),
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whether or not for sale for its own account, it will each such time give prompt written notice to all Holders of its intention to do so and of such Holders' rights under this Section 2B. Upon the written request of any such Holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Parent will, subject to the terms of this Agreement, use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Parent has been so requested to register by the Holders thereof, to the extent required to permit the disposition of the Registrable Securities to be registered, by inclusion of such Registrable Securities in the Registration Statement which covers the securities which the Parent proposes to register; provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Parent shall determine for any reason either not to register or to delay registration of such securities, the Parent shall give written notice of such determination to each Holder and, thereupon,
(i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay any expenses incurred in connection with such registration as provided in Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2B shall relieve the Parent of its obligation to effect any registration under
Section 2A, nor shall any such registration hereunder be deemed to have been effected pursuant to Section 2A.

                  (b) If (i) a registration pursuant to this Section 2B involves an underwritten offering of the securities being so registered, whether or not for sale for the account of the Parent, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction and (ii) the managing underwriter of such underwritten offering shall inform the Holders requesting such registration of its belief that the number of securities requested to be so included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Parent will include in such registration, to the extent of the number which the Parent is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Parent to be sold for its own account and second, the Registrable Securities and all other securities held by third parties that had requested that their securities be included in such registration, pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included by all such selling stockholders.

SECTION 3.  Registration Procedures.

         In connection with the registration obligations of the Parent pursuant to and in accordance with Section 2A or Section 2B hereof (and subject to the Parent's rights under Section 2A), the Parent will use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the
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Holders' intended method or methods of disposition thereof, and pursuant thereto the Parent shall as expeditiously as possible:

                  (a) prepare and file with the SEC the Shelf Registration or the requisite Registration Statement to effect such registration under Section 2B for the sale of the Registrable Securities on any form for which the Parent then qualifies or which the counsel for the Parent shall deem appropriate in accordance with such Holders' intended method or methods of distribution thereof and, subject to Section 2A(b), use its reasonable best efforts to cause such Registration Statement to become effective and remain effective as provided herein;

                  (b) prepare and file with the SEC such amendments (including post-effective amendments) to such Registration Statement, and such supplements to the Prospectus, as may be required by the rules, regulations or instructions applicable to the Securities Act during the applicable period in accordance with the intended method or methods of disposition specified by the Holders owning any Registrable Securities covered by such Registration Statement, make generally available earnings statements satisfying the provisions of Section 11(a) of the Securities Act (provided that the Parent shall be deemed to have complied with this clause if it has complied with Rule 158 under the Securities
Act), and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; provided, that within a reasonable time before filing such Registration Statement or Prospectus, or any amendments or supplements thereto (other than reports required to be filed by it under the Exchange Act), the Parent will furnish to the Holders owning Registrable Securities covered by such Registration Statement, and their counsel, for review and comment, copies of all documents required to be filed;

                  (c) notify the Holders owning any Registrable Securities covered by such Registration Statement promptly and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or related Prospectus or for additional information regarding such Holders,
(iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Parent of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that in the reasonable opinion of the Parent requires the making of any changes in such a Registration Statement, Prospectus or documents incorporated or deemed to be incorporated therein by reference so that they will not contain any untrue statement or a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
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                  (d) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction in the United States;

                  (e) furnish to each of the Holders disposing of Registrable Securities covered by such Registration Statement and counsel for such Holders, without charge, one conformed copy of such Registration Statement, as declared effective by the SEC, and of each post-effective amendment thereto, in each case, including financial statements and schedules and all exhibits and reports incorporated or deemed to be incorporated therein by reference; and deliver, without charge, such number of copies of the preliminary prospectus, any amended preliminary prospectus, each final Prospectus and any post-effective amendment or supplement thereto, as each such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities covered by such Registration Statement in conformity with the requirements of the Securities Act;

                  (f) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions in the United States as the Holders disposing of Registrable Securities covered by such Registration Statement shall reasonably request in writing; provided, however, that the Parent shall in no event be required to qualify generally to do business as a foreign corporation or as a dealer in any jurisdiction where it is not at the time so qualified or to execute or file a general consent to service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then subject;

                  (g) except during any Delay Period, upon the occurrence of any event contemplated by paragraph 3(c)(v) above, promptly file a supplement or post-effective amendment to such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference or any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Registration Statement or Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (h) use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be listed on the American Stock Exchange, Inc.;

                  (i) on or before the effective date of such Registration Statement, provide the transfer agent of the Parent for the Registrable Securities with
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printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company;

                  (j) if such offering is an underwritten offering, make available for inspection by any Holder disposing of Registrable Securities included in such Registration Statement, any underwriter of such offering, and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records and other information, pertinent corporate documents and properties of any of the Parent and its subsidiaries (collectively the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility; provided, however, that the Records that the Parent determines, in good faith, to be confidential shall not be disclosed to any Inspector unless
(i) such Inspector signs a confidentiality agreement reasonably satisfactory to the Parent (which shall permit the disclosure of such Records in such Registration Statement or the related Prospectus if necessary to avoid or correct a material misstatement in or material omission from such Registration Statement or Prospectus), (ii) after consultation with counsel for the applicable Inspectors, the Holders and the Parent, the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or (iii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, provided that each Holder shall, promptly after learning that disclosure of such Records is sought in a court having jurisdiction, give notice to the Parent and allow the Parent, at the Parent's expense, to undertake appropriate action to prevent disclosure of such Records; and

                  (k) if such offering is an underwritten offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other appropriate and reasonable actions requested by the Holders owning a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, (i) use its reasonable best efforts to obtain opinions of counsel to the Parent and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and counsel to the Holders disposing of Registrable Securities), addressed to each Holder selling Registrable Securities covered by such Registration Statement and each of the underwriters as to the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (ii) use its reasonable best efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Parent (and, if necessary, any other independent certified public accountants of any subsidiary of the Parent or of any business acquired by the Parent for which financial statements and financial data are, or are required to be, included in such Registration Statement), addressed to each Holder selling Registrable Securities covered by such Registration Statement (unless such accountants shall be prohibited from so addressing such letters by
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applicable standards of the accounting profession) and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iii) if requested and if an underwriting agreement is entered into, provide indemnification provisions and procedures substantially to the effect set forth in Section 6 hereof with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

         Upon receipt of any notice from the Parent of the happening of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv) or 3(c)(v) hereof, each Holder shall (i) forthwith discontinue disposition of any Registrable Securities covered by such Registration Statement or Prospectus until receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(g) hereof, or until such Holder is advised in writing (the "Advice") by the Parent that the use of the applicable Prospectus may be resumed, and has received copies of any amended or supplemented Prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such Prospectus (such period during which disposition is discontinued being an "Interruption Period") and (ii) if requested by the Parent, deliver to the Parent (at the expense of the Parent) all copies then in its possession, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Securities at the time of receipt of such request. No Holder shall utilize any material other than the applicable current preliminary prospectus or Prospectus in connection with the offering of Registrable Securities pursuant to Section 2A or 2B hereunder.

SECTION 4.  Registration Expenses.

         Whether or not any Registration Statement is filed or becomes effective, the Parent shall pay all costs, fees and expenses incident to the Parent's performance of or compliance with this Agreement including, without limitation, (i) all registration and filing fees, including AMEX or any other exchange or market listing or filing fees on which the Parent's Common Stock is then listed or quoted for trading, (ii) fees and expenses of compliance with securities or Blue Sky laws, including reasonable fees and disbursements of counsel in connection therewith, (iii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses (including preliminary prospectuses) if the printing of prospectuses is requested by the Holders or the managing underwriter, if any),
(iv) messenger, telephone and delivery expenses, (v) fees and disbursements of counsel for the Parent, (vi) fees and disbursements of all independent certified public accountants of the Parent (including, without limitation, expenses of any of "cold comfort" letters required in connection with this Agreement) and all other persons retained by the Parent in connection with the Registration Statement, (vii) reasonable fees and disbursements of one counsel, other than the Parent's counsel, selected to represent all such Holders by Holders owning a majority in number of the Registrable Securities being registered,
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(viii) fees and expenses customarily reimbursed or paid by issuers or selling securityholders on behalf of underwriters in underwritten offerings (other than any marketing or distribution expenses) and (ix) all other costs, fees and expenses incident to the Parent's performance or compliance with this Agreement. Notwithstanding the foregoing, any discounts, commissions or brokers' fees or fees of similar securities industry professionals, and any transfer taxes relating to the disposition of the Registrable Securities by a Holder, will be payable by such Holder, and the Parent will have no obligation to pay any such amounts.

SECTION 5.  Underwriting Requirements.

                  (a) Subject to Section 5(b) hereof, any Holder shall have the right, by written notice, to specify that it intends to dispose of Registrable Securities covered by a Shelf Registration Statement pursuant to an underwritten offering.

                  (b) The Holders selling securities in such underwritten offering shall select the institution or institutions that shall manage or lead the offering or placement, subject to the prior written approval of the Parent (which approval shall not be unreasonably withheld). Any selection or other decision by Holders pursuant to this paragraph (b) shall be made by the Holders of a majority in number of the Registrable Securities to be sold pursuant to the applicable underwritten offering. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Parent to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Any such Holders shall not be required to make any representations and warranties to or agreements with the Parent or the underwriters other than representations and warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution.

SECTION 6.  Indemnification.

                  (a) Indemnification by the Parent. The Parent shall indemnify and hold harmless, to the full extent permitted by law, each Holder whose Registrable Securities are covered by a Shelf Registration Statement or Prospectus, the officers, directors and agents and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, from and against any and all losses, claims, damages, liabilities, judgment, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in or incorporated by reference into such Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make
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the statements therein not misleading, except (i) insofar as the same are based upon information furnished in writing to the Parent by or on behalf of such Holder expressly for use therein and (ii) to the extent such Losses arise from or are caused by the delivery by a Holder of a Prospectus during a Delay Period or an Interruption Period of which such Holder shall have actual notice.

                  (b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a Holder is participating, and as a condition to such participation, such Holder shall (i) furnish to the Parent in writing such information as the Parent reasonably requests regarding such Holder and such Holder's plan of distribution for use in connection with any Registration Statement or Prospectus and (ii) be deemed to have agreed to indemnify, to the full extent permitted by law, the Parent, its directors, officers. agents and employees, each Person who controls the Parent (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, from and against all Losses (i) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment or supplement thereto, or any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is based upon any information so furnished in writing by or on behalf of such Holder to the Parent expressly for use in such Registration Statement or Prospectus or (ii) arising out of or caused by the delivery by such Holder of a Prospectus during a Delay Period or an Interruption Period of which such Holder shall have actual notice.

                  (c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been actually and materially prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or proceeding, to assume, at the indemnifying party's expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (1) the indemnifying party agrees to pay such fees and expenses; (2) the indemnifying party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such indemnified party; or (3) the named parties to any proceeding (including impleaded parties) include
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both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party); in which case the indemnified party shall have the right to employ counsel and to assume the defense of such claim or proceeding; provided, however, that subject to clause (3) above, the indemnifying party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, neither the indemnifying party nor any indemnified party will be subject to any liability for any settlement made without its consent. The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

                  (d) Contribution. If the indemnification provided for in this
Section 6 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 6(d), an indemnifying party that is a Holder shall not be required to contribute any amount which is in excess of the amount by which the total proceeds received by such Holder from the sale of Registrable Securities (net of all underwriting discounts and commissions) exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

SECTION 7.  Miscellaneous.

         7.1 Notices. All notices or communications hereunder shall be in writing (including facsimile or similar writing), addressed as follows:

                      To the Parent:

                               Metromedia International Group, Inc.
                               215 East 67th Street, 6th Floor
                               New York, NY 10021
                               Attn: Silvia Kessel

         With a copy (which shall not constitute notice, provided, however, that notice shall not be complete absent delivery of such copy) to:

                               Metromedia International Group, Inc.
                               One Meadowlands Plaza
                               East Rutherford, NJ 07073-2137
                               Attn: Arnold L. Wadler, Esq.

         To the Holders (and the parties designated to receive copies) at their addresses set forth in Schedule I hereto.

         Any such notice or communication shall be deemed given (i) when made, if made by hand delivery, (ii) one business day after being deposited with a next-day courier, postage prepaid, or (iii) three business days after being sent certified or registered mail, return receipt requested, postage prepaid, in each case addressed as above (or to such other address as such party may designate in writing from time to time).

         7.2 Separability. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.

         7.3 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, devisees, legatees, legal representatives, successors and assigns. Except as set forth herein, neither the Parent nor any Holder shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the Parent and the other Holders, with respect to an assignment by any Holder, or the Holders, with respect to an assignment by the Parent; provided, that no consent of the Parent or the other Holders shall be required for the assignment by any Holder of this Agreement or any of the rights and obligations of such Holder hereunder to any person described in clause (ii) of the definition of "Holder" to whom Registrable Securities are transferred by such Holder.

         7.4 Entire Agreement. This Agreement, together with the Voting Agreement, represents the entire agreement of the parties and shall supersede any and all previous contracts, arrangements or understandings between the parties hereto with respect to the subject matter hereof.

         7.5 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Parent has obtained the written consent of Holders of at least a majority in number of the Registrable Securities then outstanding.

         7.6 Expenses. Whether or not the transactions contemplated hereby are consummated, except as otherwise provided herein, all costs and expenses incurred in connection with the execution of this Agreement shall be paid by the party incurring such costs or expenses, except as otherwise set forth herein.

         7.7 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         7.8 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when two or more such counterparts have been signed by each of the parties and delivered to the other party.

         7.9 Governing Law. This Agreement shall be construed, interpreted, and governed in accordance with the laws of New York, without reference to rules relating to conflicts of law.

         7.10 Calculation of Time Periods. Except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays; provided, that if the date to perform the act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be timely performed or given if performed or given on the next succeeding Business Day.

         IN WITNESS WHEREOF, the parties hereto have executed this Agree ment as of the day and year first written above.


                                    METROMEDIA INTERNATIONAL GROUP,
                                    INC.


                                    By: /s/ Silvia Kessel
                                        -----------------
                                        Name:  Silvia Kessel
                                        Title: Chief Financial Officer,
                                               Executive Vice President,
                                               Treasurer and Director


                                    NEWS AMERICA INCORPORATED


                                    By: /s/ Lawrence A. Jacobs
                                        ----------------------
                                        Name:  Lawrence A. Jacobs
                                        Title: Senior Vice President and Deputy
                                               General Counsel


                                    NEWS PLD LLC


                                    By: /s/ Lawrence A. Jacobs
                                        ----------------------
                                        Name:  Lawrence A. Jacobs
                                        Title: